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                                                                      EXHIBIT 11

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the references to our firm under the headings "General Information" in the Prospectus and "Counsel and Independent Auditors" in the Statement of Additional Information constituting parts of Pre-Effective Amendment No. 2 to the registration statement on Form N-1A for The Select Sector SPDR Trust.





/s/ Pricewaterhouse Coopers LLP
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PricewaterhouseCoopers LLP
Boston, Massachusetts